UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2011


                          PACIFIC BEPURE INDUSTRY INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       333-150385               26-1272059
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
               (Address of Principal Executive Office) (Zip Code)

                               (86 595) 8677 0999
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS' COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     Effective as of August 9, 2011, Erik Vonk tendered his resignation as a member of the Board of Directors (the "Board") and Chairman of the Audit Committee of the Board of Pacific Bepure Industry, Inc. (the "Company"). Mr. Vonk's resignation was for personal reasons and not for cause or due to any disagreements with the Company. The Company appreciates Mr. Vonk's dedication to and service with the Company and wishes him well in his future endeavors. The Company will seek to fill the vacancy resulting from Mr. Vonk's resignation on the Board and the standing committees thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Pacific Bepure Industry, Inc.


                                       By: /s/ Haiting Li
                                           -------------------------------------
                                           Haiting Li
                                           President and Chief Executive Officer

Date: August 10, 2011

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